Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability

The following tables present our financial results and operating data for each quarterly period of the current and prior fiscal years.  During the periods covered by this report, we acquired businesses from Phillips 66 that were considered transfers of businesses between entities under common control, which requires them to be accounted for as if the transfers had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date of acquisition. We refer to the results of these pre-acquisition periods as those of our “Predecessors” in the tables below.  Tables labeled “Phillips 66 Partners LP” exclude Predecessors, while tables labeled “Consolidated” include Predecessors.  The statements of income provided on pages 1 through 3 are designed to enable users to evaluate the financial effect of these business combinations in accordance with Accounting Standard Codification 805-10-50-1.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	184				184	76	107	108	183	474
Operating revenues—third parties	10				10	2	2	2	8	14
Equity in earnings of affiliates	33				33	25	30	33	26	114
Other income	7				7	—	—	1	—	1
Total revenues and other income	234				234	103	139	144	217	603

Costs and Expenses
Operating and maintenance expenses	62				62	18	27	26	49	120
Depreciation	26				26	8	15	15	24	62
General and administrative expenses	16				16	8	8	9	15	40
Taxes other than income taxes	9				9	4	5	1	9	19
Interest and debt expense	24				24	10	11	10	21	52
Total costs and expenses	137				137	48	66	61	118	293
Income before income taxes	97				97	55	73	83	99	310
Provision for income taxes	—				—	—	1	—	1	2
Net income	97				97	55	72	83	98	308
Less: Net income attributable to noncontrolling interests	—				—	3	4	—	—	7
Net income attributable to the Partnership	97				97	52	68	83	98	301
Less: General partner’s interest in net income attributable to the Partnership	32				32	16	21	26	29	92
Limited partners’ interest in net income attributable to the Partnership	65				65	36	47	57	69	209

Adjusted EBITDA	155				155	74	97	111	161	443

Distributable Cash Flow	124				124	64	84	102	130	380

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr†	YTD
Revenues
Operating revenues—related parties	—				—	95	75	73	10	253
Operating revenues—third parties	—				—	6	5	5	1	17
Total revenues	—				—	101	80	78	11	270

Costs and Expenses
Operating and maintenance expenses	—				—	32	31	28	5	96
Depreciation	—				—	15	8	10	1	34
General and administrative expenses	—				—	9	8	8	—	25
Taxes other than income taxes	—				—	6	5	3	—	14
Other expenses	—				—	—	—	—	1	1
Total costs and expenses	—				—	62	52	49	7	170
Income before income taxes	—				—	39	28	29	4	100
Provision for income taxes	—				—	—	—	—	—	—
Net Income	—				—	39	28	29	4	100
Net income attributable to noncontrolling interests	—				—	3	4	—	—	7
Net income attributable to the Predecessor	—				—	42	32	29	4	107

EBITDA attributable to Predecessors*	—				—	58	45	39	5	147
* Includes rounding impacts.
† In accordance with contractual terms of the Eagle Acquisition, Q4 2016 EBITDA attributable to Predecessors did not affect Q4 2016 Distributable Cash Flow as the transaction’s effective closing date was October 1, 2016.

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	184				184	171	182	181	193	727
Operating revenues—third parties	10				10	8	7	7	9	31
Equity in earnings of affiliates	33				33	25	30	33	26	114
Other income	7				7	—	—	1	—	1
Total revenues and other income	234				234	204	219	222	228	873

Costs and Expenses
Operating and maintenance expenses	62				62	50	58	54	54	216
Depreciation	26				26	23	23	25	25	96
General and administrative expenses	16				16	17	16	17	15	65
Taxes other than income taxes	9				9	10	10	4	9	33
Interest and debt expense	24				24	10	11	10	21	52
Other expenses	—				—	—	—	—	1	1
Total costs and expenses	137				137	110	118	110	125	463
Income before income taxes	97				97	94	101	112	103	410
Provision for income taxes	—				—	—	1	—	1	2
Net Income	97				97	94	100	112	102	408
Less: Net income attributable to Predecessors	—				—	42	32	29	4	107
Net income attributable to the Partnership	97				97	52	68	83	98	301
Less: General partner’s interest in net income attributable to the Partnership	32				32	16	21	26	29	92
Limited partners’ interest in net income attributable to the Partnership	65				65	36	47	57	69	209

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)	0.60				0.60	0.44	0.51	0.57	0.65	2.20

Average Limited Partner Units Outstanding—Basic and Diluted (thousands)
Common units—public	43,353				43,353	24,139	31,397	40,392	43,135	34,804
Common units—Phillips 66	64,047				64,047	58,490	59,562	60,163	63,498	60,436

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	940				940	281	287	257	899	432
Refined products and natural gas liquids	935				935	520	606	619	929	669
Total	1,875				1,875	801	893	876	1,828	1,101

Select Joint Venture Pipelines(2)
Natural gas liquids	354				354	306	346	346	333	333

Terminals
Terminal throughput and storage volumes(3)
Crude oil(4)	485				485	502	559	541	561	541
Refined products and natural gas liquids	898				898	427	450	442	847	542
Total	1,383				1,383	929	1,009	983	1,408	1,083
(1)Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2)Total pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Terminal throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.63				0.63	0.46	0.48	0.46	0.59	0.50
Average terminal and storage revenue	0.41				0.41	0.40	0.38	0.39	0.40	0.39
* Excludes equity affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	940				940	1,025	1,024	981	1,007	1,009
Refined products and natural gas liquids	935				935	801	852	855	961	867
Total	1,875				1,875	1,826	1,876	1,836	1,968	1,876

Select Joint Venture Pipelines(2)
Natural gas liquids	354				354	306	346	346	333	333

Terminals
Terminal throughput and storage volumes(3)
Crude oil(4)	485				485	502	559	541	563	541
Refined products and natural gas liquids	898				898	784	820	822	907	833
Total	1,383				1,383	1,286	1,379	1,363	1,470	1,374
(1)Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2)Total pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Terminal throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.63				0.63	0.61	0.61	0.59	0.60	0.60
Average terminal and storage revenue	0.41				0.41	0.42	0.40	0.41	0.40	0.41
* Excludes equity affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures and Investments
Expansion	42				42	32	58	109	240	439
Maintenance	11				11	1	4	3	14	22
Total Partnership	53				53	33	62	112	254	461
Predecessors	—				—	31	36	24	5	96
Total Consolidated	53				53	64	98	136	259	557

CASH DISTRIBUTIONS

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)	0.586				0.586	0.481	0.505	0.531	0.558	2.075

Cash Distributions† ($ Millions)
Common units—public	26				26	12	19	22	24	77
Common units—Phillips 66	37				37	28	30	34	36	128
General partner—Phillips 66	32				32	16	21	26	28	91
Total	95				95	56	70	82	88	296

Coverage Ratio*	1.31				1.31	1.14	1.20	1.24	1.48	1.28
† Cash distributions declared attributable to the indicated periods.
* Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership’s ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net income	97				97	94	100	112	102	408
Plus:
Depreciation	26				26	23	23	25	25	96
Net interest expense	24				24	10	11	10	21	52
Provision for income taxes	—				—	—	1	—	1	2
EBITDA	147				147	127	135	147	149	558
Distributions in excess of equity earnings	4				4	4	2	1	10	17
Expenses indemnified by Phillips 66	3				3	—	4	—	2	6
Transaction costs associated with acquisitions	1				1	1	1	2	—	4
EBITDA attributable to Predecessors	—				—	(58)	(45)	(39)	—	(142)
Adjusted EBITDA	155				155	74	97	111	161	443
Plus:
Deferred revenue impacts†	4				4	1	2	4	4	11
Less:
Net interest expense	24				24	10	11	10	21	52
Maintenance capital expenditures	11				11	1	4	3	14	22
Distributable cash flow	124				124	64	84	102	130	380
† Difference between cash receipts and revenue recognition.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	139				139	111	132	128	121	492
Plus:
Net interest expense	24				24	10	11	10	21	52
Provision for income taxes	—				—	—	1	—	1	2
Changes in working capital	(17)				(17)	13	(5)	8	12	28
Undistributed equity earnings	4				4	(1)	2	3	(5)	(1)
Accrued environmental costs	—				—	—	—	—	(1)	(1)
Other	(3)				(3)	(6)	(6)	(2)	—	(14)
EBITDA	147				147	127	135	147	149	558
Distributions in excess of equity earnings	4				4	4	2	1	10	17
Expenses indemnified by Phillips 66	3				3	—	4	—	2	6
Transaction costs associated with acquisitions	1				1	1	1	2	—	4
EBITDA attributable to Predecessors	—				—	(58)	(45)	(39)	—	(142)
Adjusted EBITDA	155				155	74	97	111	161	443
Plus:
Deferred revenue impacts†	4				4	1	2	4	4	11
Less:
Net interest expense	24				24	10	11	10	21	52
Maintenance capital expenditures	11				11	1	4	3	14	22
Distributable cash flow	124				124	64	84	102	130	380
† Difference between cash receipts and revenue recognition.